SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report(Date of earliest event reported):  August 13, 2002
                                                -------------------------------



                                The Stanley Works
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  Connecticut                    1-5224                       06-0548860
----------------              ------------                 --------------------
(State or other               (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(860) 225-5111



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









                       Exhibit Index is located on Page 4
                                Page 1 of 7 Pages

Item 5.           Other Events.
                  -------------
                  In a Press Release attached to this 8-K, the company announced that its Chairman and Chief Executive Officer, John M. Trani, and its Vice President and Chief Financial Officer, James M. Loree, by sworn statements to the U.S. Securities and Exchange Commission (SEC), today affirmed the accuracy of Stanley's Form 10-K report for 2001, Form 10-Q reports for the first and second quarters of 2002, Form 8-K reports filed during 2002 and the company's 2002 proxy statement to shareowners.


Item 7.          Financial Statements and Exhibits.
                 ----------------------------------
                 (c) 20(i)   Press Release dated August 13, 2002.

                     20(ii) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

                     20(iii) Statement Under Oath of Principal Financial
                             Officer Regarding Facts and Circumstances
                             Relating to Exchange Act Filings.























                                Page 2 of 7 Pages

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           THE STANLEY WORKS


Date:  August 13, 2002    By:   /s/ Bruce H. Beatt
                          --------------------------------------------------
                          Name:  Bruce H. Beatt
                          Title: Vice President, General
                                  Counsel and Secretary

























                                Page 3 of 7 Pages

                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                              Dated August 13, 2002



                                Exhibit No.   Page
                                -----------   ----

                                  20(i)        5

                                  20(ii)       6

                                  20(iii)      7






























                                Page 4 of 7 Pages

                                                                Exhibit 20(i)


FOR IMMEDIATE RELEASE

Stanley Works Executive Officers File Sworn Statements With the Securities and Exchange Commission

New Britain, Connecticut, August 13, 2002. . . The Stanley Works (NYSE: SWK) announced that its Chairman and Chief Executive Officer, John M. Trani, and its Vice President and Chief Financial Officer, James M. Loree, by sworn statements to the U.S. Securities and Exchange Commission (SEC), today affirmed the accuracy of Stanley's Form 10-K report for 2001, Form 10-Q reports for the first and second quarters of 2002, Form 8-K reports filed during 2002 and the company's 2002 proxy statement to shareowners.

These actions are in response to a June 27, 2002, order by the SEC requiring approximately 950 companies to certify the accuracy of financial reports. These certifications have been posted on The Stanley Works web site, and may be accessed at www.stanleyworks.com.

Mr. Trani and Mr. Loree also filed the unqualified certificates required by the Sarbanes-Oxley Act of 2002 certifying the financial information included in The Stanley Works Form 10-Q for the quarter ended June 29, 2002.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and doors for professional, industrial and consumer use.

                                #################

Contact:    Gerard J. Gould
            Vice President, Investor Relations
            (860) 827-3833
            ggould@stanleyworks.com

The Stanley Works corporate press releases are available on the company's corporate web site at http://www.stanleyworks.com. Click on "Investor Relations" and then on "News Releases".

                                Page 5 of 7 Pages

                                                               Exhibit 20(ii)

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John M. Trani, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Stanley Works, and, except as corrected or supplemented in a subsequent covered report:

    * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the audit committee of The Stanley Works.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    *  Form 10-K of The Stanley Works filed February 22, 2002;

    * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Stanley Works filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    *  any amendments to any of the foregoing.

  /s/ John M. Trani
  ---------------------                 Subscribed and sworn to before me
  John M. Trani                         this 13th day of August, 2002.
  Date: 8/13/02
                                         /s/ Joyce A. Griffin
                                        --------------------------------------
                                        Notary Public
                                        My Commission Expires: 10/31/04


                                Page 6 of 7 Pages

                                                               Exhibit 20(iii)

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James M. Loree, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Stanley Works, and, except as corrected or supplemented in a subsequent covered report:

    * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of The Stanley Works.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    *  Form 10-K of The Stanley Works filed February 22, 2002;

    * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Stanley Works filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    *  any amendments to any of the foregoing.

  /s/ James M. Loree
  ---------------------------              Subscribed and sworn to before me
  James M. Loree                           this 13th day of August, 2002.
  Date:  8/13/02
                                            /s/ Joyce A. Griffin
                                          --------------------------------------
                                           Notary Public
                                           My Commission Expires: 10/31/04


                                Page 7 of 7 Pages
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